SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 27, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




       Delaware                      0-16014                   23-2417713
    (State or other           (Commission File Number)       (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)



            Main at Water Street - Coudersport, PA        16915-1141
          (Address of principal executive offices)        (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830









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Item 5.  Other Events

On August 27, 1997 Adelphia Communications, Inc. ("Adelphia") and Hyperion Telecommunications Inc. ("Hyperion"), Adelphia's Competitive Local Exchange Carrier ("CLEC') subsidiary, announced that Hyperion has sold $250,000,000 aggregate principal amount of 12-1/4% Senior Secured Notes due 2004 (the "Senior Secured Notes") primarily in reliance on Rule 144A to Qualified Institutional Buyers. Hyperion also announced that it has received the necessary consents from the holders of its 13% Senior Discount Notes due 2003 to amend certain covenants in the noteholders indenture to permit the Senior Secured Note offering.



Item 7.  Financial Statements and Exhibits

Exhibit 99.01 Press release issued August 27, 1997.





                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 1997                       ADELPHIA COMMUNICATIONS CORPORATION

                                                     (Registrant)

                                             By:   /s/Timothy J. Rigas
                                                   -----------------------------
                                                   Timothy J. Rigas
                                                   Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer





















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EXHIBIT INDEX

Exhibit No.               Description

Exhibit 99.01             Press release issued August 27, 1997.







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